OceanFirst Financial Corp. Exhibit 99.1 Investor Presentation November 2015

OceanFirst Financial Corp. Forward Looking Statements: This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 which are based on certain assumptions and describe future plans, strategies and expectations of the Company. These forward-looking statements are generally identified by use of the words "believe," "expect," "intend," "anticipate," "estimate," "project," "will," "should," "may," "view," "opportunity," "potential," or similar expressions or expressions of confidence. The Company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to, changes in interest rates, general economic conditions, levels of unemployment in the Bank’s lending area, real estate market values in the Bank’s lending area, future natural disasters and increases to flood insurance premiums, the level of prepayments on loans and mortgage-backed securities, legislative/ regulatory changes, monetary and fiscal policies of the U.S. Government including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the Company's market area and accounting principles and guidelines. These risks and uncertainties are further discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and subsequent securities filings and should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

OceanFirst Milestones – 113 Years of Growth 3 Established Trust and Asset Management Founded, Point Pleasant, NJ Established Commercial Lending Rebuilt Capital To 9.5% Through Secondary Stock Offering IPO To Mutual Depositors Repurchased 62% Of Original IPO shares OceanFirst Foundation Passes $25 million In Cumulative Grants Branch Expansion Into Middlesex County Branch Expansion Into Monmouth County Resumed Share Repurchases – Current Authorization: 244,804 Shares Created OceanFirst Foundation Colonial American Bank Acquired Open LPO In Mercer County To Serve The Broader Central Jersey Market

Serving Central New Jersey Market Community Bank serving the Central Jersey market - $2.6 billion in assets and 27 branch offices Targeting growth opportunities in Monmouth, Mercer and Middlesex Counties Market Cap $333 million *Includes New York – Newark NY-NJ-PA-CT CSA and Philadelphia – Reading – Camden CSA. 30 million people, or approximately 10% of the total U.S. population, reside within a 2-hour drive*

Experienced Leadership

- Substantial insider ownership of 27.3% – aligned with shareholders' interests
  - OceanFirst Bank ESOP 10.0%
  - Directors & Senior Executive Officers 10.6% (Chairman 5.9%)
    - Director and Proxy Officer Stock Ownership Guidelines
  - OceanFirst Foundation 6.7%

As of March 10, 2015 proxy date.

Name	Position	# of Years at OCFC	# of Years In Banking	Previous Experience
Christopher D. Maher	President, Chief Executive Officer	2	27	Patriot National Bancorp; Dime Community Bancshares
Michael J. Fitzpatrick	Executive Vice President, Chief Financial Officer	23	34	KPMG
Joseph R. Iantosca	Executive Vice President, Chief Administrative Officer	11	37	BISYS Banking Solutions; Newtrend LLC; Brooklyn Federal Savings
Joseph J. Lebel III	Executive Vice President, Chief Lending Officer	9	31	Wachovia Bank N.A.; First Fidelity

OCEANFIRST

5

Deep Bench of Experienced Executives Name Position # of Years at OCFC # of Years In Banking Previous Experience Craig C. Spengeman Executive Vice President, Director of Wealth Management 2 38 PGB Trust and Investments (Division of Peapack-Gladstone Bank) Margaret Lanning First Senior Vice President, Chief Credit Officer - 36 Wells Fargo Bank, N.A.; Wachovia Bank Steven J. Tsimbinos First Senior Vice President, General Counsel 5 21 Thacher Proffit & Wood; Lowenstein Sandler PC Gary S. Hett Senior Vice President, Director of Human Resources 2 42 Patriot National Bancorp; Dime Community Bancshares Gayle S. Hoffman Senior Vice President, Internal Audit Director 1 17 Rumson-Fair Haven Bank & Trust; First State Bank; KPMG David R. Howard Senior Vice President, Chief Risk Officer 2 25 Guggenheim Partners; Financial Guaranty Insurance Company

Our Strategy Currently positioned as the leading Community Bank in Central New Jersey Expanding into Monmouth, Mercer and Middlesex Counties Developing the franchise Growing revenue Creating additional value for shareholders Strategically focused on revenue growth in commercial lending, wealth management, and bankcard services Guarding credit quality in ALL business cycles Growing diversified streams of non-interest income to decrease reliance on Net Interest Margin (NIM) Creating attractive profile to encourage roll-up opportunities presented by local community banks lacking the scale or desire to remain independent

Significant Primary Market Deposit Share Competing Favorably Against Banking Behemoths # of Dep. In Mkt. Mkt. Shr. Rank Institution Branches ($000) (%) Ocean County, NJ 1 TD Bank (Canada) 22 2,547,306 16.84 2 Hudson City Savings Bank (NJ)(1) 14 1,988,785 13.15 3 Wells Fargo Bank (CA) 26 1,961,487 12.97 4 OceanFirst Bank (NJ) 19 1,482,054 9.80 5 Santander Bank (Spain) 19 1,405,853 9.29 6 Bank of America (NC) 17 1,381,599 9.13 Total For Institutions In Market 184 15,126,600 (1)Pending acquisition by M&T Bank (NY) Source: FDIC Summary of Deposits, June 30, 2015

Strategic Deposit Composition Transition Time Deposits* *Time deposits duration of 19 months WAR 0.12% Total Cost of Deposits 0.25% 87% Transaction Deposits

Strategic Focus on Commercial Lending Drives Business Checking 9/30/15

Mobile Banking Added mobile deposit capture in 2013, TouchID in April 2015 and Apple Watch in October 2015. More than 14,000 depositors use mobile, text or smart phone apps monthly. Online Banking & Bill Pay In 2014, 42% of depositors used online banking and an average of 34,000 bills were paid with online bill pay service each month. Check Card Over 6 million transactions processed in 2014. Rewards program promotes usage. Launched Apple Pay in October 2015 and Card Valet, a mobile card management app, in August 2015. ATM & Interactive Teller (ITM) Invested $900,000 to upgrade ATM Fleet to intelligent terminals in 2014; self-service deposits more than doubled. First ITM deployed in 2014 with 5 more added in 2015. Corporate Cash Management Added Remote Deposit Capture (RDC) in 2007. In 2014, 88 clients processed over 600,000 checks using RDC. Pending Enhancements EMV Check Cards Instant Issue Check Cards Full Suite of Technology and Delivery Systems 11

Strategic Loan Composition Transition C&I (1) (1)Commercial loan (CRE and C&I) duration of 2.7 years. (42.3%)

OceanFirst Maintains Significantly More Conservative CRE Portfolio Relative to Peers Domestic CRE Loans (Construction, Multifamily and Non-Owner-Occupied Non-residential Properties) to Total Risk Based Capital. Supervisory guideline is 300% of TRBC. Peer group contains: UVSP, WSFS, BMTC, FLIC, SUBK, LBAI, PFS, ORIT, FFIC, PGC, DCOM. Source: BankRegData.com

Credit Underwriting Remains Conservative: Commercial Loan Production 2014 and 2015 (Dollars in thousands) 2014 Total Commercial Loan Originations Nine Months Ended September 30, 2015 Total Commercial Loan Originations Total Portfolio at September 30, 2015 Amount $243,858 $191,851 $933,442 Weighted average rate 4.14% 4.10% 4.29% Weighted average debt service coverage 2.0X 1.92X 1.96X Weighted average loan-to-value (CRE only) 56% 62% 56% Weighted average risk rating(1) 4.3 4.4 4.5 Deposit contribution $35,727 $30,410 $202,421 Cash management (% utilizing) ¾ ¾ 35% (1)Risk rating is on a scale from 1 (best) to 9 (worst). A rating of 4.5 represents an equivalent S&P rating of BBB.

Highlights – Third Quarter 2015 Completed the acquisition of Colonial American Bank on July 31, 2015, which added $142.4 million to assets, $121.2 million to loans, and $123.3 million to deposits Grew commercial loan portfolio (excluding Colonial) $41.8 million, 20.7% annualized A new commercial lending team located in Mercer County, New Jersey, began operations in the first quarter The Bank’s conservative credit culture was further enhanced with the second quarter addition of a highly experienced Chief Credit Officer Expanded funding sources to support loan growth Grew deposits (excluding Colonial) $82.8 million Opened new branch office in Long Branch, NJ at Pier Village in late second quarter Opened an additional branch in Jackson Township, Ocean County Agreed to purchase an existing retail branch in the Toms River market with total deposits of $24.6 million Core earnings per share of $0.32, 9.3% ROTE & 0.86% ROA(1) Net interest margin modestly higher at 3.26% For the year-to-date, expense discipline led to a slight reduction in operating expenses (excluding merger related expenses), as compared to the same prior year period Tangible common equity of 9.1% of assets Common stock repurchase plan in place to strategically manage capital levels (1)Amounts and ratios exclude non-recurring merger related expenses

Highlights – Risk Management Over the past year through September 30, 2015: Interest Rate Risk Management Extended $50 million of FHLB advances into 3 – 5 year terms $84.9 million total increase in non-interest bearing deposits which now represent 18.4% of total deposits Core deposits(1) are 86.8% of total deposits, a significant hedge against a rising rate environment Credit Risk Management Recruited Chief Credit Officer with over 36 years of commercial lending experience Upgraded to state-of-the-art commercial loan operating system for improved risk monitoring, management and reporting (1)Core deposits are all deposits except time deposits.

Credit Metrics Reflect Conservative Culture Data as of December 31, unless otherwise indicated. Net charge-off ratio for 2014 excludes charge-off related to bulk sale of non-performing residential and consumer mortgage loans. Including this charge-off, the ratio is 0.45%. Ratio for 2015 is annualized. 0.10% 0.00% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% Net Charge-Offs Net Charge-Offs as Percent of Average Loans

Peer group contains: BMTC, DCOM, FLIC, HUVL, LBAI, ORIT, PGC, SUBK, UVSP, WSFS. (FFIC excluded due to lack of data during full time period). Source: FDIC Statistics on Depository Institutions. ~ ~ OceanFirst Charge-Offs Are 44% Below Peer Average 18

Prudently Provisioning for Credit Costs Higher 2011 charge-offs were due to a change in charge-off policy to recognize the charge-off when the loan is deemed uncollectible rather than when the foreclosure process is complete. 12/31/09 12/31/10 12/31/11(1) 12/31/12 12/31/13 12/31/14 9/30/15 Annualized

Net Interest Margin Stabilized at Historical Levels Quarterly Trend Historical Average Net Interest Margin (3.28%)

Diversified Streams of Non-Interest Income $2.5M $16.4M Targeted Growth Areas Non-Interest Income excludes gain/loss from other real estate operations, gain on sale of securities and gain on sale of loan servicing.

Generating Consistent Attractive Returns (1)For 2013, excludes after-tax impact of $3.1 million in non-recurring charges related to strategic advance restructuring and branch consolidation and for 2015, excludes non-recurring merger related expenses. (1) 0.0% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% Return on Assets Return on Equity Annualized (1)

Prudently Managing Excess Capital in Near Term Notes: Stock Repurchases – $15.32 Average Cost per Share. Quarterly dividend rate increased by $0.01, or 8.3%, in October 2014. (Nine Months)

Growing Revenue and Building Shareholder Value Target growth in broader central New Jersey market – increasing share In early 2015, added new commercial lending team located in Mercer County Commercial loans increase at double digit percentage growth rate for nine consecutive quarters Superstorm Sandy recovery continuing to provide market opportunity Continuing Strategic Execution Sold most non-performing residential/consumer mortgage loans in third quarter of 2014; $500,000 in annual cost savings FHLB Advances restructured in fourth quarter 2013; duration extended to 2.9 years Repositioning retail distribution and residential lending, reinvesting cost saves to support growth Control operating expenses while investing in revenue producing growth opportunities Operating expenses decreased 0.8% for the nine months ended September 30, 2015, as compared to the same prior year period Opportunistic roll-up of local community banks with operating scale concerns Strategic, in-market, acquisition of Colonial American Bank expands branch footprint in demographically attractive markets; accretive to EPS in 2016 with no book value dilution Management depth and infrastructure currently in place able to support significantly larger scale

Colonial American Bank Acquisition Supports Retail Expansion in High Value Communities 100% Stock deal, valued at $11.9 million In-Market acquisition supports growth objective in towns of Middletown and Shrewsbury, NJ Favorable financial terms (adjusted for DTA realization of $2.3 million) Price/Tangible Book Value of 104% Transaction neutral to OCFC book value Price/Core Deposit Premium of 0.4% Modest execution risk with conservative assumptions Expected cost saves of 35%, fully realized in 2016 Strong capital position of 9.1% TCE, 9.2% Leverage Effective execution Announcement – February 25 OCC Approval - June 17 (68 days following application) Shareholder Approval - July 9 Closing – July 31 Systems Integration – October 17 (72 days following legal closing) 25

Why OCFC…? Fundamental franchise value Superior deposit profile Conservative credit culture Consistent commercial loan and deposit growth Solid financial performance Strong balance sheet and capital base Seasoned and effective management team Substantial insider ownership – aligned with shareholders’ interests Fully capable of executing on 5-year growth plan

Attractive Valuation Metrics Valuation Price / Tang. Book Value 143% 163% Price / LQA EPS 17.2x 16.3 x Price / Estimated EPS 15.1x 16.1x Core Deposit Premium 5.3% 8.9% Cash Dividend Yield 2.7% 2.8% OCFC Peers(1) 1) Peers include: BMTC, DCOM, FFIC, FLIC, LBAI, ORIT, PGC, SUBK, UVSP and WSFS Note: Financial data as of the most recent period available; market data as of October 28, 2015. Source: Sandler O’Neill

Appendix

Market Demographics Ocean Monmouth Middlesex Mercer National Number of Offices 19 5 1 % of OceanFirst Deposits 83.6 13.6 2.8 Market Rank 4 16 35 Market Share (%) 9.8 1.0 0.2 Population 590,000 629,000 845,000 373,000 Projected 2016-2021 Population Growth (%) 2.2 0.6 3.3 1.6 3.7 Median Household Income ($) 62,000 87,000 79,000 73,000 55,000 Projected 2016-2021 Median Household Income Growth (%) 3.6 5.9 5.0 7.7 7.8 Deposit and demographic data as of June 30, 2015. Source: SNL Financial APPENDIX 1

Commercial Portfolio Metrics APPENDIX 2 Commercial Real Estate (CRE) Total portfolio $804.1 million % of Total Loan Portfolio 41.1% Average size of CRE loans $873,000 Largest CRE loan $20.0 million Current Pipeline $37.1 million Weighted Average Yield 4.02% Weighted Average Repricing Term 5.3 years Commercial Loans Total portfolio $129.4 million % of Total Loan Portfolio 6.6% Average size of commercial loans $323,000 Largest commercial loan (total exposure) $10.0 million Current Pipeline $34.9 million Weighted Average Yield 4.21% Weighted Average Repricing Term 0.9 years

Commercial Portfolio Segmentation APPENDIX 2 (Cont’d) Total Commercial Loan Exposure by Industry Classification Real Estate Investment by Property Classification Diversified portfolio provides protection against industry-specific credit events. As of September 30, 2015.

Residential Portfolio Metrics APPENDIX 3 Residential Real Estate Total Portfolio $827.0 million % of Total Loan Portfolio 42.3% Average size of mortgage loans $197,000 % of loans for second homes 12.0% Portfolio weighted average loan-to-value ratio (using original or most recent appraisal) - Loans originated during 2015 56% 61% Portfolio average FICO score - Loans originated during 2015 752 760 % of loans outside the New York/New Jersey market 3.2% % of loans outside Ocean/Monmouth/Middlesex/Mercer Counties (core market) 23.5% % of loans exceeding agency conforming amounts 43.8% As of September 30, 2015, unless otherwise noted. Note: Within the total loan portfolio, only 31 loans are in Atlantic County, NJ, totaling $13.5 million, or 0.70%.